UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                                     December 20, 2004

                                           HOME SOLUTIONS OF AMERICA, INC.
(Exact Name of Registrant as Specified in Its Charter)

                                                               Delaware
(State or Other Jurisdiction of Incorporation)

                            0-22388                                                                  99-0273889
               (Commission File Number                                    (IRS Employer Identification No.)

         5565 Red Bird Center Drive, Suite 150, Dallas, Texas                                       75237
          (Address of Principal Executive Offices)                                                     (Zip Code)

                                                              (214) 623-8446
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 20, 2004, Home Solutions of America, Inc., a Delaware corporation (the "Registrant") entered into the following agreements: (1) an employment agreement with Frank J. Fradella, our Chairman, President and Chief Executive Officer (the "Employment Agreement"); (2) a stock option agreement with Mr. Fradella (the "Fradella Option"), in connection with the Employment Agreement; (3) amended and restated stock option agreements with three of our directors, whereby the expiration dates of certain stock options to purchase an aggregate of 300,000 shares of our common stock, $.001 par value ("Common Stock"), which were granted to these directors in early 2003 when they joined our Board, were revised to December 13, 2009; (4) stock option agreements with each of our four directors whereby each director could purchase 150,000 shares of our Common Stock for $1.42 per share, vested immediately, and expiring on December 13, 2009; (5) amendments to two stock option agreements with Rick J. O'Brien, our Chief Financial Officer, whereby Mr. O'Brien's stock options to purchase an aggregate of 500,000 shares of our Common Stock for $2.00 per share were repriced to $1.50 for the first one-third of the shares purchasable under the options, $1.75 per share for the next one-third of the shares, and $2.00 per share for the remaining shares.

The Employment Agreement has a three-year term, which automatically renews for an additional year on each anniversary date of the Employment Agreement, unless terminated by either party prior to such anniversary date.  The Employment Agreement provides for Mr. Fradella to receive an annual base salary of $250,000 and bonuses to be paid upon (1) the initial approval of the Employment Agreement, (2) our achievement of certain EBITDA targets (the target for 2005 has been set at $4.75 million), and (3) the valuation of the Registrant at the time of a sale of at least 50.1% of the Registrant.  The Employment Agreement also requires the Registrant to grant Mr. Fradella an option to purchase 750,000 shares of our Common Stock under the terms set forth in the Fradella Option, provides for severance payments to be paid to Mr. Fradella through the expiration of the Employment Agreement in the event that he is terminated without cause, non-compete provisions that bind Mr. Fradella during the time he is compensated by the Registrant, and certain other provisions.  The Fradella Option allows Mr. Fradella to purchase 750,000 shares of Common Stock at exercise prices of $1.50 for the first one-third of the shares purchasable under the option, $1.75 per share for the next one-third of the shares, and $2.00 per share for the remaining shares.  The Fradella Option vests over a three-year period, unless Mr. Fradella is terminate without cause or at least 50.1% of the Registrant is sold at a valuation equal to at least $2.50 per share, in which case the Fradella Option is immediately vested.

Copies of these agreements are attached hereto as exhibits, and the full texts of such agreements are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits.

10.1     Executive Employment Agreement, dated December 20, 2004, between Frank J. Fradella and Home Solutions of America, Inc.

10.2     Stock Option Agreement, dated December 20, 2004, between Frank J. Fradella and Home Solutions of America, Inc.

10.3     Form of Amended and Restated Stock Option Agreement, dated December 20, 2004, between Home Solutions of America, Inc. and each of Michael S. Chadwick, Mark W. White, and Willard W. Kimbrell.

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10.4     Form of Stock Option Agreement, dated December 20, 2004, between Home Solutions of America, Inc. and each of Frank J. Fradella, Michael S. Chadwick, Mark W. White, and Willard W. Kimbrell.

10.5     First Amendment to Stock Option Agreement dated July 31, 2003, dated December 20, 2004, between Home Solutions of America, Inc. and Rick J. O'Brien.

10.6     First Amendment to Stock Option Agreement dated December 2, 2003, dated December 20, 2004, between Home Solutions of America, Inc. and Rick J. O'Brien.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home Solutions of America, Inc.
 (Registrant)

Dated: December 23, 2004	By: /s/ Rick J. O'Brien Rick J. O'Brien Chief Financial Officer

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EXHIBIT INDEX

Exhibit
            Number          Description

10.1     Executive Employment Agreement, dated December 20, 2004, between Frank J. Fradella and Home Solutions of America, Inc.

10.2     Stock Option Agreement, dated December 20, 2004, between Frank J. Fradella and Home Solutions of America, Inc.

10.3     Form of Amended and Restated Stock Option Agreement, dated December 20, 2004, between Home Solutions of America, Inc. and each of Michael S. Chadwick, Mark W. White, and Willard W. Kimbrell.

10.4     Form of Stock Option Agreement, dated December 20, 2004, between Home Solutions of America, Inc. and each of Frank J. Fradella, Michael S. Chadwick, Mark W. White, and Willard W. Kimbrell.

10.5     First Amendment to Stock Option Agreement dated July 31, 2003, dated December 20, 2004, between Home Solutions of America, Inc. and Rick J. O'Brien.

10.6     First Amendment to Stock Option Agreement dated December 2, 2003, dated December 20, 2004, between Home Solutions of America, Inc. and Rick J. O'Brien.